UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-22974

EAGLE POINT CREDIT COMPANY INC.

(Exact name of Registrant as specified in charter)

20 Horseneck Lane

Greenwich, CT 06830

(Address of principal executive offices) (Zip code)

Thomas P. Majewski

c/o Eagle Point Credit Company Inc.

20 Horseneck Lane

Greenwich, CT 06830

(Name and Address of Agent for Service)

Copies to:

 Thomas J. Friedmann
Allison M. Fumai
Dechert LLP
1900 K Street, N.W.
Washington, DC 20006
(202) 261-3300

Registrant’s telephone number, including area code: (203) 862-3150

Date of fiscal year end: December 31

Date of reporting period: September 30, 2014

Item 1. Schedule of Investments.

EAGLE POINT CREDIT COMPANY LLC
(A Delaware Limited Liability Company, A Wholly-Owned Subsidiary of Eagle Point Credit Partners Sub, Ltd.)
SCHEDULE OF INVESTMENTS
as of September 30, 2014
(unaudited)

		Effective			Identified	Fair	% of
	Investment	Yield(1)	Principal	Maturity	Cost	Value(2)	Net Assets

CLO Debt
THL Credit Wind River 2014-1 CLO Ltd.	Class E Notes	9.2%	2,125,000	4/18/2026	$1,939,063	$1,912,500	1.1%
Marathon CLO VI Ltd.	Class C Notes	6.5%	1,062,500	5/13/2025	1,007,250	998,538	0.6%
Marathon CLO VI Ltd.	Class D Notes	8.9%	1,275,000	5/13/2025	1,171,215	1,159,676	0.7%
					4,117,528	4,070,714	2.3%
CLO Equity(3)
Octagon Investment Partners XIV, Ltd.	Subordinated Notes, Residual Interest	17.7%	12,325,000	1/15/2024	10,419,843	10,049,942	5.8%
Sheridan Square CLO, Ltd.	Subordinated Notes, Residual Interest	17.3%	5,517,775	4/15/2025	4,925,302	4,834,256	2.8%
CIFC Funding 2013-II, Ltd.	Subordinated Notes, Residual Interest	14.8%	12,325,000	4/18/2025	9,614,601	12,031,826	6.9%
CVC Apidos XIV	Subordinated Notes, Residual Interest	15.3%	11,177,500	4/15/2025	9,655,315	10,880,139	6.3%
THL Credit Wind River 2013-2 CLO Ltd.	Subordinated Notes, Residual Interest	15.0%	11,462,250	1/18/2026	9,646,841	10,385,880	6.0%
THL Credit Wind River 2013-2 CLO Ltd.	Class M Notes	15.0%	1,275,000	1/18/2026	427,731	523,398	0.3%
Babson CLO Ltd. 2013-II	Subordinated Notes, Residual Interest	16.7%	12,939,125	1/18/2025	10,144,860	11,375,759	6.6%
CIFC Funding 2014, Ltd.	Subordinated Notes, Residual Interest	15.9%	15,887,500	4/18/2025	13,250,356	14,164,319	8.2%
Marathon CLO VI Ltd.	Subordinated Notes, Residual Interest	14.2%	2,975,000	5/13/2025	2,856,000	2,933,754	1.7%
CIFC Funding 2014 - IV, Ltd.	Subordinated Notes, Residual Interest	14.1%	7,000,000	10/17/2026	6,230,000	6,155,222	3.5%
Halycon Loan Advisors 2014-3 Ltd.	Subordinated Notes, Residual Interest	13.4%	5,750,000	10/22/2025	5,405,000	5,403,133	3.1%
OHA Credit Partners IX Ltd.	Subordinated Notes, Residual Interest	12.1%	6,750,000	10/20/2025	6,277,500	6,238,001	3.6%
Regatta III Funding Ltd.	Subordinated Notes, Residual Interest	12.3%	2,500,000	4/15/2026	2,487,500	2,471,651	1.4%
Galaxy XVIII CLO Ltd.	Subordinated Notes, Residual Interest	13.1%	5,000,000	10/15/2026	4,325,000	4,254,290	2.5%
Octagon Investment Partners XX Ltd.	Subordinated Notes, Residual Interest	13.5%	2,500,000	8/12/2026	2,375,000	2,334,434	1.3%
					98,040,849	104,036,004	60.0%
CLO Loan Accumulation Facilities
CVC Apidos CLO XIX	Preference Shares, Residual Interest	15.0%	12,750,000	5/22/2017	12,750,000	12,750,000	7.3%
Marathon CLO VII Ltd.	Preference Shares, Residual Interest	15.0%	10,000,000	8/4/2015	10,000,000	10,000,000	5.8%
					22,750,000	22,750,000	13.1%

Total Investments at Fair Value as of September 30, 2014					$124,908,377	$130,856,718	75.4%

Net Assets in excess of Fair Value of Investments						42,670,223

Net Assets at September 30, 2014						$173,526,941

Footnotes:

(1)	The estimated yield indicated is based upon a projection of the amount and timing of recurring distributions and the estimated amount of repayment of principal upon termination. Such projections are periodically reviewed and adjusted, if necessary. The estimated yield may not ultimately be realized.

(2)	Fair value is determined by the Board of Directors in accordance with the Company's valuation policies and procedures. Fair Value at September 30, 2014 excludes accrued interest.

(3)	CLO Equity includes CLO subordinated notes and Class M notes. Fair value includes the Company's interest in fee rebates on CLO subordinated notes.

As of September 30, 2014, the aggregate cost of securities for federal income tax purposes was $130,265,643.  Unrealized appreciation and depreciation on investments for federal income tax purposes are as follows:

Gross Unrealized Appreciation	$4,624,792
Gross Unrealized Depreciation	(983,224)
Net Unrealized Appreciation	$3,641,568

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EAGLE POINT CREDIT COMPANY LLC

(A WHOLLY OWNED SUBSIDIARY OF EAGLE POINT CREDIT PARTNERS SUB, LTD.)
NOTES TO SCHEDULE OF INVESTMENTS (UNAUDITED)

SEPTEMBER 30, 2014

1.	ORGANIZATION

Eagle Point Credit Company LLC (the “Company”) is a Delaware limited liability company which was formed on March 24, 2014 pursuant to a limited liability company agreement, as amended (the “Agreement”). The Company’s date of organization was March 31, 2014, which is the date of seeding of the Company.

The Company, based in Greenwich, Connecticut is a wholly owned subsidiary of Eagle Point Credit Partners Sub, Ltd., a Cayman Island exempted company (the “Member”), which, in turn, is a subsidiary of Eagle Point Credit Partners LP (the “Private Fund”). The Private Fund is a master fund in a master feeder structure and has three feeder funds that invest substantially all of their assets in the Private Fund (the “Feeder Funds”).

Eagle Point Credit Management LLC (the “Adviser”) is the investment adviser of the Company, the Member and the Private Fund, and manages the day-to-day affairs of the Company under the supervision of the Company’s Board of Directors. The Adviser is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940. Effective June 6, 2014, Eagle Point Administration LLC, an affiliate of the Adviser, became the administrator of the Company (the “Administrator”).

The Company’s primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. The Company seeks to achieve its investment objectives by investing primarily in equity and junior debt tranches of collateralized loan obligations, or “CLOs,” that are collateralized by a diverse portfolio consisting primarily of below investment grade

U.S. senior secured loans. The CLO securities in which the Company will primarily seek to invest are unrated or rated below investment grade and are considered speculative with respect to timely payment of interest and repayment of principal. The Company may also invest in other securities and instruments that are related to these investments or that the Adviser believes are consistent with the Company’s investment objectives, including, among other investments, senior debt tranches of CLOs and loan accumulation facilities. In connection with the acquisition of newly issued CLO equity, the Company may from time to time receive fee rebates from the CLO issuer. The Company’s interests in fee rebates are held in the name of Eagle Point Credit Sub II Ltd, an affiliated entity under common control which is owned 42.5% by the Company. Such fees are typically non-transferable and may be paid to the Company over the life of the respective CLO. The Company shall have perpetual existence unless sooner dissolved and wound up by the Members.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation – The accompanying Schedule of Investments has been prepared in conformity with US GAAP.

Fair Value of Financial Instruments – Assets and liabilities, which qualify as financial instruments under the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 825, are carried at fair value or contractual amounts approximating fair value.

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EAGLE POINT CREDIT COMPANY LLC

(A WHOLLY OWNED SUBSIDIARY OF EAGLE POINT CREDIT PARTNERS SUB, LTD.)
NOTES TO SCHEDULE OF INVESTMENTS (UNAUDITED)

SEPTEMBER 30, 2014

Use of Estimates – The preparation of the Schedule of Investments in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount included in the Schedule of Investments at reporting date. The Adviser has estimated the fair value of the Company’s investments in the absence of readily determinable fair values. Because of the uncertainty of valuation, this estimate may differ significantly from the value that would have been used had a ready market for the investments existed, and the differences could be material.

Securities Transactions – The Company records the purchases and sales of securities on trade date.

Valuation of Investments – The most significant estimate inherent in the preparation of the Company’s Schedule of Investments is the valuation of investments. There is no single method for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments held by the Company.

The Company accounts for its investments in accordance with U.S. GAAP, which defines fair value, establishes a framework for measuring fair value, and requires enhanced disclosures about fair value measurements. Investments are reflected on the Schedule of Investments at fair value. Fair value is the estimated amount that would be received to sell an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date (i.e. the exit price). The Company’s fair valuation process is reviewed and approved by the Company’s Board of Directors.

The fair value hierarchy prioritizes and ranks the level of market price observability used in measuring investments at fair value. Market price observability is impacted by a number of factors, including the type of investment, the characteristics specific to the investment, and the state of the marketplace (including the existence and transparency of transactions between market participants). Investments with readily available actively quoted prices or for which fair value can be measured from actively quoted prices in an orderly market will generally have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

Investments measured and reported at fair value are classified and disclosed in one of the following categories based on inputs:

•	Level I – Quoted prices (unadjusted) are available in active markets for identical investments that the Company has the ability to access as of the reporting date.

•	Level II – Pricing inputs are observable for the investments, either directly or indirectly, as of the reporting date, but are not the same as those used in Level I.

•	Level III – Pricing inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment. The inputs into the determination of fair value require significant judgment or estimation from the Adviser.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the determination of which category within the fair value hierarchy is appropriate for any given investment is based on the lowest level of input that is significant to the fair value measurement. The Adviser’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.

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EAGLE POINT CREDIT COMPANY LLC

(A WHOLLY OWNED SUBSIDIARY OF EAGLE POINT CREDIT PARTNERS SUB, LTD.)
NOTES TO SCHEDULE OF INVESTMENTS (UNAUDITED)

SEPTEMBER 30, 2014

Investments for which observable market prices in active markets do not exist are reported at fair value based on Level III inputs. The amount determined to be fair value may incorporate the Adviser’s own assumptions (including assumptions that the Adviser believes market participants would use in valuing the investments and assumptions relating to appropriate risk adjustments for nonperformance and lack of marketability).

Investments are valued at least monthly taking into account information available as of the reporting date. Valuations are approved by the Company’s Board of Directors.

See Note 4 “Investments” for further discussion relating to the Company’s investments.

In valuing its CLO debt, CLO equity and CLO loan accumulation facility investments, the Adviser considers a variety of relevant factors including price indications from multiple dealers, recent trading prices for specific investments, recent purchases and sales made by the Adviser in similar securities, reports from independent valuation agents and output from a third-party financial model.

The third-party financial model contains detailed information on the characteristics of each CLO including recent information about assets and liabilities, and is used to project future cash flows. Key inputs to the model, including assumptions for future loan default rates, recovery rates, prepayment rates, reinvestment rates and discount rates are determined by considering both observable and third-party data in the market and prevailing general market assumptions and conventions as well as those of the Adviser.

Cash and Cash Equivalents – The Company has defined cash and cash equivalents as cash and short-term, highly liquid investments with original maturities of three months or less from the date of purchase. The Company maintains its cash in bank accounts, which, at times, may exceed Federal insured limits. The Adviser monitors the performance of the financial institution where the accounts are held in order to manage any risk associated with such accounts. No cash equivalent balances were held at September 30, 2014.

Income and Expense Recognition - Interest income is recognized on the accrual basis of accounting using the effective yield method. Other income may include the Master Fund’s share of income under the terms of Class M notes and participation agreements and is recognized on the accrual basis. Expenses are recorded on the accrual basis. Realized gains and losses are recorded using the specific identification method.

Organization Costs – The Adviser has agreed to pay all of the Company’s organization expenses and offering expenses in excess of $1,000,000 incurred as of September 30, 2014.

Income Taxes - The Company is treated as a disregarded entity for U.S. federal income tax purposes and therefore no provision for income taxes has been made in the financial statements.

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EAGLE POINT CREDIT COMPANY LLC

(A WHOLLY OWNED SUBSIDIARY OF EAGLE POINT CREDIT PARTNERS SUB, LTD.)
NOTES TO SCHEDULE OF INVESTMENTS (UNAUDITED)

SEPTEMBER 30, 2014

Upon conversion to a corporation, the Company intends to operate so as to qualify to be taxed as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code and, as such, to not be subject to federal income tax on the portion of its taxable income and gains distributed to stockholders.

3.	MEMBER’S EQUITY

As of September 30, 2014, the Member had committed and funded equity contributions of $164,173,106. Until such time as the Company converts into a corporation, Eagle Point Credit Partners Sub, Ltd. will retain all of the Company’s units and will remain its sole member.

4.	INVESTMENTS

Fair Value Measurement

The following tables summarize the valuation of the Company’s investments measured and reported at fair value by the fair value hierarchy levels described in Note 2 “Summary of Significant Accounting Policies” as of September 30, 2014.

	Level I	Level II	Level III	Total
CLO Debt	$-	$-	$4,070,714	$4,070,714
CLO Equity	-	-	104,036,004	104,036,004
CLO Loan Accumulation
Facilities	-	-	22,750,000	22,750,000
Total investments,
at fair value	$-	$-	$130,856,718	$130,856,718

The total realized gains and losses recorded for Level III investments, if any, are reported in “Net realized gain on investments,” while changes in unrealized gains and losses are reported in “Net change in unrealized appreciation of investments” in the Statement of Operations.

The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level III of the fair value hierarchy as of September 30, 2014. In addition to the techniques and inputs noted in the table below, according to the Company’s valuation policy, the Adviser may use other valuation techniques and methodologies when determining the Company’s fair value measurements as provided for in the valuation policy approved by the Board of Directors. The table below is not intended to be all-inclusive, but rather provides information on the significant Level III inputs as they relate to the Company’s fair value measurements.

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EAGLE POINT CREDIT COMPANY LLC

(A WHOLLY OWNED SUBSIDIARY OF EAGLE POINT CREDIT PARTNERS SUB, LTD.)
NOTES TO SCHEDULE OF INVESTMENTS (UNAUDITED)

SEPTEMBER 30, 2014

CLO Equity	$ 104,036,004	Discounted	Constant Default Rate	0.0% – 2.0%
		Cash Flows	Constant Prepayment Rate	25.0%
			Reinvestment Spread	3.40% – 3.95%
			Reinvestment Price	99.50%
			Reinvestment Floor	0.0% – 1.0%
			Recovery Rate	70.0%
			Discount Rate	8.0%–14.7%

Increases (decreases) in the constant default rate, reinvestment price and discount rate in isolation would result in a lower (higher) fair value measurement. Increases (decreases) in the reinvestment spread, reinvestment floor and recovery rate in isolation would result in a higher (lower) fair value measurement. Changes in the constant prepayment rate may result in a higher or lower fair value, depending on the circumstances. Generally, a change in the assumption used for the constant default rate may be accompanied by a directionally opposite change in the assumption used for the constant prepayment rate and recovery rate.

The Company’s CLO debt and CLO loan accumulation facilities have been valued using unadjusted indicative broker dealer quotes and unadjusted trustee reports provided by third parties, respectively. As a result, there were no unobservable inputs that have been internally developed by the Company in determining the fair values of these investments at September 30, 2014.

CLO loan accumulation facilities are typically medium term in nature and are entered into in contemplation of a specific CLO investment. Unless the CLO loan accumulation facility documents contemplate transferring the underlying loans at a price other than original cost plus accrued interest or the Adviser determines that the originally contemplated CLO is unlikely to be consummated, the fair value of the CLO loan accumulation facility is based on cost of the underlying loans plus accrued interest. In all other situations, the fair value of the CLO loan accumulation facility is based on the market value of the underlying loans plus accrued interest.

Investment Risk Factors and Concentration of Investments

The Adviser seeks investment opportunities that offer the possibility of attaining substantial investment returns. Certain events particular to each market in which the Company’s investments conduct its operations, as well as general economic and political conditions, may have a significant negative impact on the operations and profitability of the Company’s investments and/or on the fair value of the Company’s investments. Such events are beyond the Company’s control, and the likelihood that they may occur and the effect on the Company cannot be predicted.

The Company’s portfolio may be concentrated in a limited number of investments in CLO vehicles, which will subject the Company to a risk of significant losses if those vehicles experience losses. There may also be risk associated with the concentration of investments in one geographic region or in certain industries.

The ability to liquidate the investments and realize value is subject to significant limitations and uncertainties, as there are generally no public markets for the Company’s investments at the current time.

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EAGLE POINT CREDIT COMPANY LLC

(A WHOLLY OWNED SUBSIDIARY OF EAGLE POINT CREDIT PARTNERS SUB, LTD.)
NOTES TO SCHEDULE OF INVESTMENTS (UNAUDITED)

SEPTEMBER 30, 2014

The fair value of certain of the Company’s investments may be significantly affected by changes in interest rates. Although senior secured loans are generally floating rate instruments, the Company’s investments in senior secured loans through CLOs are sensitive to interest rate levels and volatility. Although CLOs are generally structured to mitigate the risk of interest rate mismatch, distributions to the CLO equity tranche could be reduced if LIBOR increases modestly (due to the presence of LIBOR floors on the assets but not on the CLO debt). In addition, there may be some difference between the timing of interest rate resets on the CLO debt and the assets of a CLO, which could have a negative effect on the amount of funds distributed to the CLO equity tranche. CLOs may not be able to enter into hedge agreements, even if it would otherwise be in the best interests of the CLO to hedge such interest rate risk. Furthermore, in the event of a significant rising interest rate environment and/or economic downturn, loan defaults may increase and result in credit losses that may adversely affect the Company’s cash flow, fair value of its assets and operating results.

The Company may invest capital in CLO loan accumulation facilities to acquire loans on an interim basis that are expected to form part of the portfolio of a future CLO. There typically will be no assurance that the future CLO will be consummated or that the loans held in such a CLO loan accumulation facility are eligible for purchase by the CLO. In the event a planned CLO is not consummated, or the loans are not eligible for purchase by the CLO, the Company may be responsible for either holding or disposing of the loans. This could expose the Company to credit and/or mark-to-market losses. Leverage is often utilized in a CLO loan accumulation facility and as such the potential risk of loss will be increased for such CLO loan accumulation facilities that employ leverage.

5.	SUBSEQUENT EVENTS

On October 6, 2014, the Company converted from a Delaware limited liability company into a Delaware corporation (the “Conversion”). At the time of the Conversion, the sole member of Eagle Point Credit Company LLC became a stockholder of Eagle Point Credit Company Inc. and was issued an aggregate of 8,656,057 shares of common stock, par value $0.001 per share, which common stock was distributed to certain of the stockholder’s indirect beneficial owners.

On October 7, 2014, the Company priced its initial public offering (the “Offering”) and sold 5,155,301 shares of its common stock at a public offering price of $20.00 per share. The Company raised gross proceeds of approximately $103,106,000. On October 8, 2014, the Company’s shares began trading on the New York Stock Exchange under the symbol “ECC”. The Company has granted the underwriters a 45-day option (measured from the date of the pricing of the Offering) to purchase up to an additional 773,295 shares of common stock to cover over-allotments, if any.

The Company incurred offering expenses of $1,000,000 in connection with the Offering. The Company will use the net proceeds from the Offering to acquire investments in accordance with the Company’s investment objectives and strategies and for general working capital purposes.

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Item 2. Controls and Procedures.

(a) The Registrant’s Chief Executive Officer and Chief Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3. Exhibits.

Filed as exhibits herewith are separate certifications for the Chief Executive Officer and the Chief Financial Officer of the Registrant as required by Rule 30a-2(a) under Investment Company Act of 1940.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EAGLE POINT CREDIT COMPANY INC.

By:	/s/ Thomas P. Majewski
Thomas P. Majewski
Chief Executive Officer

Date:	November 17, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas P. Majewski
Thomas P. Majewski
Chief Executive Officer

Date:	November 17, 2014

By:	/s/ Kenneth P. Onorio
Kenneth P. Onorio
Chief Financial Officer

Date:	November 17, 2014

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